Exhibit 32.1


      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Dennis M. Terry, Chief Executive Officer and Darlene F. McDonald, Chief Financial Officer of Clover Leaf Financial Corp. (the "Company") each certify that we have reviewed the quarterly report on Form 10-QSB for the quarter ended June 30, 2003. We further certify that:

(1) the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


DATE:  August 13, 2003                         By: /s/ Dennis M. Terry
       -----------------                          ------------------------------
                                                  Dennis M. Terry
                                                  President and Chief Executive
                                                  Officer



DATE:  August 13, 2003                         By: /s/ Darlene F. McDonald
       -----------------                          ------------------------------
                                                  Darlene F. McDonald
                                                  Senior Vice President and
                                                  Treasurer (Principal Financial
                                                  And Accounting Officer)